Exhibit 32.2


            CERTIFICATION OF PERIODIC REPORT PURSUANT TO SECTION 906
                          OF SARBANES-OXLEY ACT OF 2002

     I, the undersigned Jack (J.D.) Draper, President and Chief Executive Officer of FIRSTPLUS Financial Group, Inc. (the "Company"), do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     1. The Annual Report on Form 10-KSB/A of the Company for the year ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: October 21, 2005              /s/ Jack (J.D.) Draper
                                     ------------------------------------------
                                     Jack (J.D.) Draper
                                     President and Chief Executive Officer
                                     Principal Accounting Officer


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